UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2015

Azure Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12377 Merit Drive, Suite 300

Dallas, Texas 75251

(Address of Principal Executive Offices, including Zip Code)

(972) 674-5200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2015, Azure Midstream Partners, LP (the “Partnership”) entered into Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement (the “Amendment”) amending its Credit Agreement dated as of February 27, 2015 (the “Credit Agreement”) by and among the Partnership, certain of its subsidiaries, as guarantors, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), the Lenders (as defined in the Credit Agreement) and the other parties thereto, including Wells Fargo acting in other capacities.

The Amendment amended the Credit Agreement by:

•	Raising “Consolidated Total Leverage Ratio” for the quarter ended September 30, 2015 from 5.00 to 1.00, pre-Amendment, to 5.25 to 1.00, thereby allowing the Partnership to comply with the amended leverage ratio.

•	Setting Consolidated Total Leverage Ratio for the quarter ending December 31, 2015 at 6.00 to 1.00 for purposes of covenant compliance. After giving effect to any distribution to equity holders in respect of such quarterly period the Partnership’s consolidated total leverage ratio shall not exceed 5.00 to 1.00.

•	Requiring that Consolidated Total Leverage Ratio for the quarter ending March 31, 2016 not exceed 4.50 to 1.00, subject to a Material Acquisition under which the Consolidated Total Leverage Ratio increases to 5.00 to 1.00.

•	Modifying the amount of available drawings under the revolving credit line to not exceed $238 million, and modifying the credit commitment accordion to $50 million.

•	Utilizing 100% of the net proceeds of dispositions of assets to be applied to reduce indebtedness under the revolving credit line.

In addition, the Amendment amended the Security Agreement by:

•	Providing perfection mechanisms for collateral consisting of motor vehicles and other items of equipment that are subject to certificate of title laws.

•	Providing further requirements in respect of the control accounts required by the Amendment under the Credit Agreement.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the Amendment is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description of Exhibits

10.1	Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Azure Midstream Partners, LP

	By:	Azure Midstream Partners GP, LLC,
its General Partner

Date: October 30, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement